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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 23, 2003

                          WARNING MODEL MANAGEMENT INC.

             (Exact Name of Registrant as Specified in Its Charter)


           New  York                       000-27219                133865655
________________________________________________________________________________
(State  or  Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)



            9440 Santa Monica Blvd, Suite 400, Beverly Hills CA 90216
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (650) 340-9585
              (Registrant's Telephone Number, Including Area Code)

                               Famous Fixins, Inc.
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On May 15, 2003 the registrant (the "company") has changed the Company name from Famous Fixins, Inc. to Warning Model Management, Inc. and concurrently changed the Company's OTCBB trading symbol from "FIXN" to "WNMI".

     On May 15, 2003 Warning Model Management Inc. (the "company") has amended the Certificate of Incorporation to increase the company's authorized capital from 200,000,000 shares to 800,000,000 shares.


ITEM  7.  EXHIBITS

The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulations S-B:

Exhibit          Name  of  Exhibit
-------          -----------------
1.1     Famous  Fixins, Inc. announces name change and new stock trading symbol.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May  23,  2003

                                   WARNING  MODEL  MANAGEMENT  INC.



                                   By:/s/Michael  Rudolph
                                   _______________________
                                   Michael  Rudolph
                                   Chief  Executive  Officer




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